NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated April 15, 2013
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On March 28, 2013, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved the termination of Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc. as subadvisers to the NVIT Nationwide Fund, to be replaced by HighMark Capital Management, Inc. (“HighMark”), effective on or about June 17, 2013.  Shareholders of the Fund will receive an Information Statement shortly after that date as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about HighMark.

HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2012, HighMark had approximately $16.7 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

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